UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2012

MRV COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	001-11174	06-1340090
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation or organization)		Identification number)

20415 Nordhoff Street, Chatsworth, CA 91311

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (818) 773-0900

Not Applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On August 1, 2012, MRV Communications, Inc. (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with IJ Next, a French “société par actions simplifiée,” as Purchaser (the “Purchaser”), a subsidiary of the French company of Holding Baelen Gaillard, for the sale of Pedrena Enterprises B.V., a Dutch Company (“Pedrena”). Pedrena is the parent company of Interdata, a French “société anonyme” (“Interdata”). Interdata is a French supplier of a wide range of communications equipment from leading global manufacturers, as well as telecommunications solutions and services, including infrastructure, broadband optical networks, mobile and IP communications, network security, network integration and optimization serving the western European market. Interdata in turn is the parent company of J3TEL, a French “société anonyme” (“J3TEL”). The purchase price to be paid to the Company for the transaction will be 14.6 million euros (18.1 million USD) in cash. As of June 30, 2012, Pedrena had consolidated net cash (cash on hand, less negotiated liabilities) totaling 1.0 million euros (1.2 million USD). The transaction is conditioned upon the Company receiving stockholder approval for the transaction, the termination of certain contracts between Interdata/J3TEL and the Company and its subsidiaries and the adoption of a new contract between Interdata/J3TEL and the Company’s subsidiary, MRV Communications - Boston Division, Inc., and Interdata and J3TEL meeting certain revenue, margin and booking percentages (unless such conditions are waived). The closing is expected to occur by the end of October 2012.

In addition, the Company and Purchaser entered into a Representations and Warranties Agreement on August 1, 2012 (the “Representation and Warranties Agreement”) related to the transaction. The Representations and Warranties Agreement contains customary representations, warranties and covenants, as well as customary indemnification obligations. In addition, the Representation and Warranties Agreement contains an arrangement whereby if the Company does not obtain a representations and warranties insurance policy within 90 days of close of the transaction, and if the Company’s cash falls below 20 million USD prior to December 31, 2013, the Company will deposit 1.5 million euros (or U.S. equivalent) in an escrow account to secure its indemnification obligations under the Representations and Warranties Agreement.

The foregoing description of the Purchase Agreement and the Representations and Warranties Agreement is not complete and is qualified in its entirety by the full text of the Purchase Agreement and Representations and Warranties Agreement, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Additional Information

In connection with the proposed transaction, the Company will file a proxy statement and other materials with the Securities and Exchange Commission (“SEC”) in the near future. THE COMPANY URGES INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors may obtain free copies of the proxy statement (when available) as well as other filed documents containing information about the Company at http://www.sec.gov, the SEC’s free Internet site.

The Company and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transaction. Information regarding the executive officers and directors of the Company will be included in the proxy statement to be filed with the SEC with respect to the Company’s upcoming Annual Meeting of Stockholders. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Forward Looking Statements

This report may contain forward-looking statements regarding future financial, operating and other results of MRV and other statements about management’s future expectations, beliefs, goals, plans or prospects that are based on management’s current expectations, estimates, forecasts and projections about MRV and its consolidated businesses and the respective market segments in which MRV’s businesses operate, in addition to management’s assumptions. Statements in this report regarding MRV’s future financial and operating results, which are not statements of historical facts, constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “envisions,” “estimates,” “targets,” “intends,” “plans,” “believes,” “seeks,” “should,” could,” “forecasts,” “projects,” variations of such words and similar expressions, are intended to identify such forward-looking statements which are not statements of historical facts.  These forward-looking statements are not guarantees of future performance nor guarantees that the events anticipated will occur or expected conditions will remain the same or improve. These statements involve certain risks, uncertainties and assumptions, the likelihood of which are difficult to assess and may not occur, including risks that the proposed transaction may not close, including completion of conditions precedent to the sale and potential failure of the Company’s stockholders to approve the transaction. Therefore, actual outcomes, performance and results may differ from what is expressed or forecast in such forward-looking statements, and such differences may vary materially from current expectations.

For further information regarding risks and uncertainties associated with the Company’s businesses, please refer to the “Management’s Discussion and Analysis of Results of Operations and Financial Condition” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, its annual report on Form 10-K for the year ended December 31, 2011, and its quarterly report on Form 10-Q for the quarter ended March 31, 2012, copies of which may be obtained by contacting the Company’s investor relations department or at the Company’s website at http://www.mrv-corporate.com or from the SEC’s EDGAR website at http://www.sec.gov.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit 10.1	Share Purchase Agreement, dated as of August 1, 2012, between MRV Communications, Inc., as Seller, and IJ Next, as Purchaser, in the presence of Holding Baelen Gaillard

Exhibit 10.2	Representations and Warranties Agreement dated as of August 1, 2012 between MRV Communications, Inc., as warrantor, and IJ Next, as beneficiary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 7, 2012

MRV COMMUNICATIONS, INC.

	By:	/s/ Jennifer Hankes Painter
Jennifer Hankes Painter
Vice President, General Counsel and Secretary